EXHIBIT 10.2

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                                                   American National Bank and
                                                     Trust Company of Chicago


                         REVOLVING NOTE (UNSECURED)


 $12,000,000

                                         Chicago, Illinois  September 1, 2000
                                                        Due:  August 31, 2003

      FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("Bank"), at its principal place of business in Chicago, Illinois, or such other place as Bank may designate from time to time hereafter, the principal sum of TWELVE MILLION AND 00/100 Dollars ($12,000,000.00), or such lesser principal sum as may then be owed by Borrower to Bank hereunder.

      Borrower's  obligations  and  liabilities  to  Bank  under  this   Note
 ("Borrower's Liabilities") shall be due and payable on August 31, 2003.

      This Note restates and, effective as of September 1, 2000, replaces a Revolving Note (Unsecured) in the principal amount of $8,000,000.00, dated June 5, 1998 executed by Borrower in favor of Bank (the "Prior Note") and is not a repayment or novation of the Prior Note.

      The unpaid principal balance of Borrower's Liabilities due hereunder shall bear interest from the date of disbursement until paid, computed as follows: (i) at the rate of interest announced or published publicly from time to time by Bank as its prime or base rate of interest (the "Base Rate") per annum (computed on the basis of a 360 day year and actual days elapsed), or (ii) at Borrower's option exercised in accordance with and subject to the terms of the Amended and Restated London Interbank Offered Rate ("LIBOR") Borrowing Agreement dated September 1, 2000 (the "LIBOR Agreement"), by and between Bank and Borrower, at the rate per annum determined by adding 1.60% to LIBOR in accordance with the LIBOR Agreement; provided, however, that in the event that any of Borrower's Liabilities are not paid when due, the unpaid amount of Borrower's Liabilities shall bear interest after the due date until paid at a rate equal to the sum of the rate that would otherwise be in effect plus 3%.

      The rate of interest to be charged by Bank to Borrower shall fluctuate hereafter from time to time concurrently with, and in an amount equal to, each increase or decrease in the Base Rate or with increases and decreases in LIBOR under the LIBOR Agreement, whichever is applicable.

      Accrued interest shall be payable by Borrower to Bank on the same day of each month and at maturity, commencing with the 1st day of October, 2000, or as billed by Bank to Borrower, at Bank's principal place of business, or at such other place as Bank may designate from time to time hereafter. After maturity, accrued interest on all of Borrower's Liabilities shall be payable on demand.

      Borrower warrants and represents to Bank that Borrower shall use the proceeds represented by this Note solely for proper business purposes and consistently with all applicable laws and statutes.

      Any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Bank or its bailee for any purpose, may be reduced to cash and applied by Bank to or setoff by Bank against Borrower's Liabilities.

      The occurrence of any one of the following events shall constitute a default by the Borrower ("Event of Default") under this Note: (a) if Borrower fails to pay any scheduled principal or interest payment or fails, after ten days' written notice, to pay any other of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Borrower or any guarantor of any of Borrower's Liabilities fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Note and such failure continues for thirty (30) days after notice thereof, except default under Sections 4 and 5 of the Loan Agreement, which shall become Events of Default if not cured within ten (10) days of their occurrence, without notice; (c) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered by or on behalf of Borrower to Bank; (d) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered to Bank by any guarantor of Borrower's Liabilities or by any person or entity which has granted to Bank a security interest or lien in and to some or all of such person's or entity's real or personal property to secure the payment of Borrower's Liabilities; (e) if any of Borrower's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors provided that in the case of any such condition existing as to assets which, in the aggregate, are not material in value to the Borrower's business, such condition shall not become an Event of Default unless such condition continues for thirty days; (f) if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state, local department or agency unless Borrower is contesting the liability for which such lien relates in good faith with adequate reserves; (g) if Borrower or any guarantor of Borrower's Liabilities becomes insolvent or generally fails to pay or admits in writing its inability to pay debts as they become due, if a petition under Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any such guarantor, if Borrower or any such guarantor shall make an assignment for the benefit of creditors, if any case or proceeding is filed by or against Borrower or any such guarantor for its dissolution or liquidation, or if Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the death or incompetency of Borrower or any guarantor of Borrower's Liabilities, or the appointment of a conservator for all or any portion of Borrower's assets; (i) the revocation, termination or cancellation of any guaranty of Borrower's Liabilities without written consent of Bank; (j) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses (as described in Sections

 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001 of the Employee Retirement Income Security Act of 1974, as amended, "ERISA") sufficient to give rise to a lien under Section 302(f) of ERISA; (k) if Borrower or any guarantor of Borrower's Liabilities is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or (l) if any material statement, report or certificate made or delivered by Borrower, any of Borrower's partners, officers, employees or agents or any guarantor of Borrower's Liabilities is not true and correct.

      Upon the occurrence of an Event of Default, at Bank's option, without notice by Bank to or demand by Bank of Borrower, all of Borrower's Liabilities shall be immediately due and payable.

      All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom or waive any rights of Bank to enforce prompt payment hereof. Bank's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

      Borrower agrees to pay, immediately upon demand by Bank, any and all costs, fees and expenses (including reasonable attorneys' fees, costs and expenses) incurred by Bank (i) in enforcing any of Bank's rights hereunder, and (ii) in representing Bank in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Bank, Borrower or any other person) in any way relating to this Note or Borrower's Liabilities, and to the extent not paid the same shall become part of Borrower's Liabilities.

      This Note shall be deemed to have been submitted by Borrower to Bank and to have been made at Bank's principal place of business. This Note shall be governed and controlled by, and construed in accordance with, the internal laws of the State of Illinois, without reference to any choice of law rule, or any principles of comity or any conflicts of law principles (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

      This Note is executed pursuant to a revolving line of credit under which Borrower is indebted to Bank and evidences the aggregate unpaid principal amount of all advances made or to be made by Bank to Borrower under the Note. All advances and repayments hereunder shall be evidenced by entries on the books and records of Bank which shall be presumptive evidence of the principal amount and interest owing and unpaid on this Note, or any renewal or extension thereof. The failure to so record any such amount or any error so recording any such amount shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under any note to repay the principal amount of Borrower's Liabilities together with all interest accruing thereon.

      Advances under this Note, and changes based on the exercise of any option of Borrower hereunder, may be made by Bank upon oral or written request of any person authorized to make such requests on behalf of Borrower ("Authorized Person"). Borrower agrees that Bank may act on requests which Bank in good faith believes to be made by an Authorized Person, regardless of whether such requests are in fact made by an Authorized Person. Any such advance or change shall be conclusively presumed to have been made by Bank to or for the benefit of Borrower. Borrower does hereby irrevocably confirm, ratify and approve all such advances and changes by Bank and agrees to indemnify Bank against any and all losses, liabilities and expenses (including reasonable attorneys' fees) and shall hold Bank harmless with respect thereto.

      TO INDUCE BANK TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY CONTROVERSY, DISPUTE OR QUESTION, IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON AND PROPERTY BY, AND VENUE IN, ANY COURT OF COMPETENT JURISDICTION SITUATED IN THE CITY OF CHICAGO, STATE OF ILLINOIS (WHETHER IT BE A COURT OF SUCH STATE, OR A COURT OF THE UNITED STATES OF AMERICA SITUATED IN SUCH CITY AND STATE), AND IN CONNECTION THEREWITH, AGREES TO SUBMIT TO, AND BE BOUND BY, THE JURISDICTION AND VENUE OF SUCH COURT, ANY OBJECTION TO SUCH JURISDICTION AND VENUE BEING EXPRESSLY WAIVED HEREBY. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

      BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT OR (III) ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BORROWER OR BANK, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS REPLACEMENT NOTE.



                                    WELLS-GARDNER ELECTRONICS CORPORATION

                                    By:
                                    _________________________________________

                                    Print or Type
                                    Name:___________________________

                                    Its:
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